[Burnham Investors Trust Letterhead]

BURNHAM INVESTORS TRUST

Supplement dated October 6, 2005 to the Prospectus dated May 1, 2005 and the Statement of Additional Information dated May 1, 2005

The Prospectus and Statement of Additional Information of Burnham Investors Trust dated May 1, 2005 are hereby supplemented with the following information:

On August 15, 2005, the Board of Trustees of Burnham Investors Trust, a Delaware statutory trust (the “Trust”), authorized the liquidation of Burnham Money Market Fund (the “Fund”). The liquidation is expected to occur as of November 17, 2005 (the “Liquidation Date”) and will be carried out in accordance with the requirements of the Internal Revenue Code of 1986, as amended. Effective October 11, 2005, the Fund will no longer offer its shares to new shareholders.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE.